UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): January 7, 2008

SURFECT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-132597	88-0513176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Broadway Road Tempe, Arizona	85282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 968-2897

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 7, 2008, Mark W. Eichhorn resigned as Vice President of Sales and Marketing of Surfect Holdings, Inc. and its wholly-owned subsidiary, Surfect Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its be half by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Dated: January 10, 2008	By:	/s/ Steven Anderson
Name: Steven Anderson
Title: President and Chief Executive Officer